UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 23, 2020

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Blvd. Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 24, 2020, Investar Holding Corporation (“Investar”) furnished as Exhibit 99.2 to its Current Report on Form 8-K (the “Original Report”) a presentation (the “Earnings Presentation”) to accompany the release of its financial results for the quarter ended March 31, 2020. The Earnings Presentation included on page 10 a “Loan Credit Portfolio Summary” table, presenting Investar’s loan portfolio by category and credit quality indicator as of March 31, 2020. Subsequent to the filing of the Original Report, Investar discovered that the Loan Credit Portfolio Summary included certain inadvertent numerical errors. Investar is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) solely to amend Item 9.01 of the Original Report to correct and replace the Loan Credit Portfolio Summary Table. The errors included an understatement of the volume of loans in Investar’s credit portfolio with a credit indicator of “Pass” by approximately $21.9 million, an overstatement of the volume of loans with a credit indicator of “Special Mention” by approximately $40.0 million and an understatement of the volume of loans with a credit indicator of “Substandard” by approximately $12.1 million.
This Amendment on Form-8-K/A is being filed solely to correct the numerical errors in the above-referenced Loan Credit Portfolio Summary Table. All other information in the Original Report and the Earnings Presentation remains unchanged, and nothing in this Amendment constitutes a determination by Investar as to the materiality of the corrected information provided herein. This Amendment should be read in conjunction with the Original Report.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Loan Credit Portfolio Summary Table as of March 31, 2020
In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8‑K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Investar specifically incorporates it by reference into such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: May 5, 2020	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer